SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             Date of Report/Amendment

                                 June 11, 1999
                  (to Current Report dated February 17, 1999)



             Exact Name of
Commission   Registrant          State or other    IRS Employer
File         as specified        Jurisdiction of   Identification
Number       in its charter      Incorporation     Number
-----------   --------------     ---------------   --------------

1-12609       PG&E Corporation   California        94-3234914

1-2348        Pacific Gas and    California        94-0742640
              Electric Company



Pacific Gas and Electric Company      PG&E Corporation
77 Beale Street, P.O. Box 770000      One Market, Spear Tower, Suite 2400
San Francisco, California  94177      San Francisco, California 94105

          (Address of principal executive offices) (Zip Code)


Pacific Gas and Electric Company      PG&E Corporation
      (415) 973-7000                   (415) 267-7000

    (Registrant's telephone number, including area code)

The registrants' Current Report on Form 8-K dated February 17, 1999, is amended in its entirety as follows:


Item 4.  Changes in Registrant's Certifying Accountant

Upon recommendation of the Audit Committee of the PG&E Corporation Board of Directors, on February 17, 1999, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company declined to reappoint Arthur Andersen LLP ("AA"), as the independent public accountants to examine the financial statements of PG&E Corporation, Pacific Gas and Electric Company, and their subsidiaries, for fiscal year 1999. AA's reports on the financial statements of PG&E Corporation and Pacific Gas and Electric Company for fiscal years 1998 and 1997, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audits for fiscal year 1998 were completed on February 8, 1999 and filed with the Securities and Exchange Commission with the registrants' joint annual report on Form 10-K on March 9, 1999. During 1997 and 1998 and the subsequent interim period through March 9, 1999, there were no disagreements (as such term is defined in instruction 4 to Item 304 of Securities and Exchange Commission Regulation S-K) with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Attached hereto is a copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission indicating it agrees with the statements made in this report.

On February 17, 1999, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company selected Deloitte & Touche LLP, as the independent public accountants to examine the financial statements of PG&E Corporation, Pacific Gas and Electric Company, and their subsidiaries, for fiscal year 1999.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit No.    Description

16             Letter from Arthur Andersen LLP to Securities and Exchange
               Commission

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                          PG&E CORPORATION
                                 and
                          PACIFIC GAS AND ELECTRIC COMPANY




                          By CHRISTOPHER P. JOHNS
                             --------------------
                             CHRISTOPHER P. JOHNS
                             Vice President and Controller
                             (PG&E Corporation)
                             Vice President and Controller
                             (Pacific Gas and Electric Company)

Dated: June 10, 1999

EXHIBIT INDEX


Exhibit No.                Description

   16      Letter from Arthur Andersen LLP to Securities and Exchange
           Commission